Bread & Butter Fund, Inc.




Supplement dated March 19, 2007
To the Prospectus dated March 28, 2006.

The following fee table has been added to the Prospectus page 5 section titled "Fees and expenses of the Fund".

FEES AND EXPENSES OF THE FUND

The following table describes fees and expenses that you may pay if you buy and hold Fund shares.

    Shareholder Fees (fees deducted from Fund assets):
        Maximum Sales Charge (Load) Imposed on Purchases:     None
        Maximum Deferred Sales Charge (Load):                 None
        Maximum Sales Charge (Load) on Reinvested Dividends:  None
        Redemption Fee:                                       None
        Exchange Fee:                                         None
        Maximum Account Fee:                                  None
     ***IRA Custodian Fee:                                    None

    Annual Fund Operating Expenses (expenses deducted from Fund assets):
       *Management Fees:                                      1.00%
        Distribution (and/or Service) (12b-1) Fees:           none
      **Other Expenses:                                      10.21%
       *Gross Expenses                                       11.21%
       *Fee Waiver [and/or Expense Reimbursement]            (9.21%)
            *Total Annual Fund Operating Expenses:            2.00%

* Currently, the Adviser is voluntarily holding total annual Fund expenses at 1.40% for the foreseeable future. The Adviser under contract must waive sufficient management fees to hold the total Fund expenses to 2.00%. The Adviser may terminate waiver of management fee when fund assets cover 2% of expenses. The Adviser at its own discretion and under no obligation may waive management fees to further lower total expenses of the Fund. The Fund's administrative expenses will be under constant Board of Director review in order to best serve the interests of shareholders. The Fund has been operating since October 31, 2005.
**Other expenses are estimated for the current fiscal year. Other includes Fund operating expenses such as bookkeeping, record-keeping and procedures, shareholder reports, printing and dealings; annual meeting expense and Board of Director expense; miscellaneous office expenses; brokerage commissions; custodian, legal, accounting, insurance and registration fees; taxes.